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                                                                    EXHIBIT 99.3


                             FORM OF REVOCABLE PROXY

                         FIRSTFED AMERICA BANCORP, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                        OF FIRSTFED AMERICA BANCORP, INC.
                     FOR THE SPECIAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON ____________________, 2002


      The undersigned stockholder of FIRSTFED AMERICA BANCORP, INC. (the "Company") hereby appoints _____________________________________________________
or any one or more of them acting in the absence of others, each with full power of substitution, to act as proxy for the undersigned and to cast all votes which the undersigned stockholder is entitled to cast at the special meeting of stockholders of the Company to be held at _____.m., local time on ____, 2002, at _______________, __________, ___________________, and any and all adjournments and postponements thereof (the "Special Meeting"), with all powers which the undersigned would possess if personally present (i) as designated below with respect to the matters set forth below and described in the accompanying Joint Proxy Statement - Prospectus and (ii) in their discretion with respect to any other business that may properly come before the Special Meeting. The undersigned stockholder hereby revokes any proxy or proxies heretofore given.

      This proxy will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) "FOR" APPROVAL AND ADOPTION OF THE MERGER AGREEMENT (AS DEFINED HEREIN) AND (2) IN THE DISCRETION OF THE PROXY AS TO ALL OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE SPECIAL MEETING.

      This proxy card will also be used to provide voting instructions to the trustee for any shares of common stock of the Company allocated to participants under the First Federal Savings Bank of America Employee Stock Ownership Plan and Trust.

               (CONTINUED--TO BE SIGNED AND DATED ON REVERSE SIDE)

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      THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF
THE MERGER AGREEMENT.

      1. Approval and adoption of the Agreement and Plan of Merger, dated as of October 1, 2001, by and between People's Bancshares, Inc. and the Company pursuant to which People's Bancshares, Inc. will merge with and into the Company and each share of common stock of People's Bancshares, Inc., par value $.10 per share, will be converted into the right to receive, at the election of the holder, either shares of common stock, par value $.01 per share, of FIRSTFED AMERICA BANCORP, INC. or cash, all on and subject to the terms and conditions contained therein.

                  FOR                   AGAINST               ABSTAIN
                  [_]                     [_]                   [_]

      The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the Joint Proxy Statement - Prospectus, dated __________, 200_, for the Special Meeting.

                                    Dated: _____________________________________


                                    Signature: _________________________________


                                    Signature: _________________________________


                                    Title: _____________________________________

                                    (PLEASE DATE AND SIGN HERE EXACTLY AS NAME
                                    APPEARS AT LEFT. WHEN SIGNING AS ATTORNEY,
                                    ADMINISTRATOR, TRUSTEE OR GUARDIAN, GIVE
                                    FULL TITLE AS SUCH; AND WHEN STOCK HAS BEEN
                                    ISSUED IN THE NAME OF TWO OR MORE PERSONS,
                                    ALL SHOULD SIGN.)

                              PLEASE ACT PROMPTLY.
                    SIGN, DATE AND MAIL YOUR PROXY CARD TODAY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

      IF YOU RECEIVE MORE THAN ONE PROXY CARD, PLEASE DATE, SIGN AND RETURN
                    ALL CARDS IN THE ACCOMPANYING ENVELOPE.

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